                                                                    Exhibit 99.1


                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), the undersigned officer of Healthtrac Inc. (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended November 30, 2002 as filed with the Securities and Exchange Commission (the "10-Q Report") that to his knowledge:

     (1) the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Edward W. Sharpless
_______________________________
Edward W. Sharpless
President and Chief Executive Officer
January 14, 2002



This certification accompanies this 10-Q Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.